UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant    ☒                 Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MRC GLOBAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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MRC GLOBAL INC.

1301 McKinney Street, Suite 2300

Houston, Texas 77010

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 7, 2020

The following Notice of Change of Location relates to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) of MRC Global Inc. (the “Company”) dated March 25, 2020 and made available to the Company’s stockholders in connection with the Company’s Annual Meeting of Stockholders to be held on My 7, 2020. This supplement to the Proxy Statement is being filed with the Securities and Exchange Commission and made available to the Company’s stockholders on or about April 27, 2020. The Company’s Proxy Statement and 2019 Annual Report are available on the Company’s website at https://www.mrcglobal.com by clicking on “Investor Relations” and “SEC Filings” or at www.edocumentview.com/MRC.

Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF LOCATION OF 2020 ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON MAY 7, 2020

Meeting to Be Held via Internet on Thursday, May 7, 2020 at 10:00 a.m. Houston, Texas Time,

(Same Date and Time as Previously Announced)

In light of the coronavirus (COVID-19) outbreak and to support the health and well-being of our employees, stockholders and our community, the Company has taken the decision to make the following announcement:

NOTICE IS HEREBY GIVEN that the Company will conduct its Annual Meeting over the web in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting physically in person; rather, the meeting will be held solely on-line through the internet. The previously announced date and time of the annual meeting remain unchanged.

As the company will release its first quarter 2020 earnings on April 28, 2020 and hold its earnings conference call on April 29, 2020, MRC Global will not be providing a presentation at the Annual Meeting. Stockholders are encouraged to listen to MRC Global’s earnings call replay, which is available through May 13, 2020, by either dialing 201-612-7415 using passcode 13699943# or by accessing an archive of the earnings call webcast at https://investor.mrcglobal.com/. Additional information about MRC Global may be found on our website at that address or on the Securities and Exchange Commission website: www.sec.gov.

The summary details for the Annual Meeting are as follows:

Meeting Date: Thursday, May 7, 2020

Meeting Time: 10:00 a.m. (Houston, Texas Time)

Meeting Access: Virtual Shareholder Meeting

https://www.meetingcenter.io/256159865

As described in the proxy materials for the Annual Meeting previously distributed to you, stockholders of record as of March 13, 2020, the record date, are entitled to participate in the Virtual Annual Meeting. Stockholders with a control number will be able to listen, vote, and submit questions from any remote location with internet connectivity. Those who are not a stockholder or without a control number may attend the Annual Meeting as guests, but they will not have the ability to participate during the Virtual Annual Meeting.

Any votes that stockholders cast by phone, proxy card or internet prior to 11:59 P.M. (Houston, Texas time) on May 6, 2020 will be counted at the meeting. Unless a stockholder desires to vote during the meeting or change the stockholder’s vote during the meeting, any prior votes will be unaffected.

To access the virtual only Annual Meeting please click the Virtual Shareholder Meeting link or type https://www.meetingcenter.io/256159865 into your computer’s browser window. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Shareholder”.

Join as a “Shareholder”:

Stockholders that desire either or both to ask questions at the Annual Meeting or vote during the Annual Meeting should join as a “Shareholder”. Registered and beneficial stockholders may join as a “Shareholder”. If you join as a “Shareholder” you will be required to have a password and a control number. The password for the meeting is MRC2020.

Registered Stockholders: If you were a registered stockholder as of the close of business on the record date for the Annual Meeting, March 13, 2020, and have your control number, you may use this control number. This control number can be found on your proxy card or notice or e-mail that registered stockholders previously received. Registered stockholders who have not yet voted or wish to change a vote may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

Beneficial Stockholders: If you hold your shares through an intermediary, such as a bank or broker, you are a beneficial stockholder and must register in advance to attend the Annual Meeting as a “Shareholder”. To register you must submit proof of your proxy power (legal proxy) reflecting your MRC Global Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Monday, May 4, 2020. You will receive a confirmation email from Computershare of your registration.

By mail:

Requests for beneficial stockholder registration should be directed to Computershare at the following address:

Computershare

462 S. 4th Street

Louisville, Kentucky 40202

OR

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com. If you do not have your control number, you may not attend or ask questions at the virtual meeting as a “Shareholder”.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

The list of our registered stockholders as of the close of business on the record date for the Annual Meeting, March 13, 2020, will be available online for inspection by “Shareholders” only during the meeting.

Join as a Guest:

Either guests or stockholders may join as a “Guest”. If you join as a “Guest”, you will be required to have a password. The password for the Annual Meeting is MRC2020. Guests and stockholders that join as a “Guest” will be able to listen to the Annual Meeting but will be unable to ask questions, vote shares during the meeting or change previous votes cast prior to the meeting.

Whether or not you plan to attend the Virtual Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change to a virtual meeting and may continue to be used to vote your shares in connection with the Virtual Annual Meeting.

By Order of the Board of Directors,

/s/ Daniel J. Churay

Daniel J. Churay

Executive Vice President – Corporate Affairs,

General Counsel and Corporate Secretary

April 27, 2020

MRC Global Inc.

1301 McKinney Street, Suite 2300

Houston, Texas 77010